UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

LUNAI BIOWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 to the Definitive Proxy Statement filed on April 13, 2026 is being filed to correct certain typographical errors, remove inadvertent references to preliminary status, and update certain disclosure for consistency. These changes do not affect the proposals to be voted on or the Board’s recommendations.

PROXY STATEMENT

LUNAI BIOWORKS, INC.

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

(424) 222-9301

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 4, 2026

PROXY STATEMENT

To the Stockholders of Lunai Bioworks, Inc.:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Lunai Bioworks, Inc., a Delaware corporation (the “Company,” “Lunai,” “we,” “us” or “our”), will be held on Monday, May 4, 2026, at 9:00 a.m., Eastern Time, in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM and at any adjournment or postponement thereof, for the following purposes:

1. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the option of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-3 to 1-for-30, inclusive, with the exact ratio to be determined by the Board in its sole discretion and publicly announced prior to the effective time of the reverse stock split (the “Reverse Stock Split Proposal” or “Proposal 1”);

2. To approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (the “Adjournment Proposal” or “Proposal 2”); and

3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on April 10, 2026 as the record date for the Special Meeting (the “Record Date”). Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

The Notice of Special Meeting, this Proxy Statement and the accompanying form of proxy card will be first made available to stockholders on or about April 13, 2026. The proxy materials are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Special Meeting virtually, please vote your shares as promptly as possible by Internet, telephone or mail in accordance with the instructions in the accompanying proxy materials.

By Order of the Board of Directors,

/s/ David Weinstein

David Weinstein

Chief Executive Officer and Director

April 14, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the accompanying form of proxy card are available at www.proxyvote.com.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

to be held on May 4, 2026

This proxy statement is being furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting and at any adjournment or postponement thereof. The Special Meeting will be held on Monday, May 4, 2026, at 9:00 a.m., Eastern Time, in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM. The Notice of Special Meeting, this Proxy Statement and the accompanying form of proxy card are expected to be made available to stockholders on or about April 13, 2026.

Unless the context otherwise requires, references in this proxy statement to the “Company,” “Lunai,” “we,” “us” and “our” refer to Lunai Bioworks, Inc., a Delaware corporation, and its consolidated subsidiaries. References to “stockholders” refer to holders of our Common Stock.

Website addresses included in this proxy statement are inactive textual references only and are provided for convenience. Information contained on, or accessible through, any website referenced in this proxy statement is not incorporated by reference into this proxy statement and does not constitute a part of these proxy materials.

SUMMARY OF PROPOSALS AND VOTING STANDARDS

Proposal	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1 Reverse Stock Split Proposal	FOR	The affirmative votes cast FOR Proposal 1 must exceed the votes cast AGAINST Proposal 1, as contemplated by Section 242(d)(2) of the DGCL, provided the conditions of that section are satisfied at the effective time of the amendment.	No effect.	Because Proposal 1 is expected to be classified as a routine matter under NYSE Rule 452, brokers holding shares in street name are expected to have discretionary authority to vote uninstructed shares on this proposal; however, the determination is made by the NYSE, and brokers may choose not to exercise discretionary voting authority. Accordingly, broker non-votes are not expected to occur on Proposal 1.
Proposal 2 Adjournment Proposal	FOR	The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 2.	Abstentions will have the same effect as votes AGAINST Proposal 2.	No effect.

Questions and Answers About the Special Meeting and Voting

Q: What is the purpose of the Special Meeting?

A: At the Special Meeting, stockholders will be asked to approve the Reverse Stock Split Proposal and the Adjournment Proposal and to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q: Why am I receiving these proxy materials?

A: You are receiving these proxy materials because you owned shares of our Common Stock as of the Record Date and are entitled to vote at the Special Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information to assist you in making an informed decision.

Q: Who is entitled to vote at the Special Meeting?

A: Only holders of record of Common Stock at the close of business on April 10, 2026 are entitled to notice of, and to vote at, the Special Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter properly presented at the Special Meeting.

Q: How many shares of Common Stock were outstanding on the Record Date?

A: As of the Record Date, there were 36,271,119 shares of Common Stock outstanding and entitled to vote.

Q: How do I attend the Special Meeting?

A: The Special Meeting will be held exclusively online by live webcast. To attend the Special Meeting, visit www.virtualshareholdermeeting.com/LNAI2026SM and enter the 16-digit control number included on your proxy card or voting instruction form. You should allow ample time to log in before the Special Meeting begins.

Q: What constitutes a quorum?

A: Under our Amended and Restated Bylaws, the holders of one-third of the outstanding shares of stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

Q: How do I vote?

A: If you are a stockholder of record, you may vote by Internet, telephone, mail or during the virtual Special Meeting. If you are a beneficial owner holding shares through a bank, broker or other nominee, please follow the voting instructions provided by your bank, broker or other nominee. Even if you plan to attend the Special Meeting virtually, we encourage you to vote in advance.

Q: May my broker vote my shares without instructions?

A: Under NYSE Rule 452, which governs the ability of member organizations of the New York Stock Exchange to vote shares held in street name, brokers may exercise discretionary voting authority over uninstructed shares only on matters classified as “routine.” The Company believes that the Reverse Stock Split Proposal (Proposal 1) and the Adjournment Proposal (Proposal 2) are likely to be classified as routine matters under NYSE Rule 452, because charter amendments for reverse stock splits are generally treated as routine and adjournment proposals are generally treated as routine when the underlying proposal is routine. Accordingly, if you do not provide voting instructions to your broker, your broker is expected to have discretionary authority to vote your shares on both proposals. However, the routine or non-routine classification is determined by the NYSE, not by the Company, and beneficial owners are encouraged to provide voting instructions in all events to ensure that their shares are voted in accordance with their wishes. If either proposal is determined by the NYSE to be non-routine, brokers will not be permitted to vote uninstructed shares on that proposal, and any resulting broker non-votes will have no effect on the outcome because they will not be counted as votes cast.

Q: How can I change or revoke my proxy?

A: If you are a stockholder of record, you may revoke your proxy at any time before it is voted by submitting a later-dated proxy, by delivering a written notice of revocation to our Corporate Secretary or by voting during the Special Meeting. If you hold your shares in street name, you should contact your bank, broker or other nominee for instructions on how to change or revoke your voting instructions.

Q: Who will count the votes?

A: An inspector of election appointed for the Special Meeting will tabulate the votes cast by proxy and during the Special Meeting and will determine whether a quorum is present.

Q: Who is soliciting the proxies and who pays the related expenses?

A: The Board is soliciting proxies for use at the Special Meeting. We will bear the costs of solicitation, including the cost of preparing, printing and mailing the proxy materials. We may reimburse banks, brokers and other nominees for reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

Q: How will the voting results be announced?

A: We intend to announce preliminary voting results at the Special Meeting and to report final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

PROPOSAL 1 - REVERSE STOCK SPLIT PROPOSAL

General

On April 2, 2026, the Board adopted resolutions approving and declaring advisable, and directing that there be submitted to the stockholders for approval, an amendment to our Certificate of Incorporation, as amended, in substantially the form attached as Annex A to this proxy statement (the “Certificate of Amendment”), to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-3 to 1-for-30, inclusive (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion and publicly announced prior to the effective time of the Reverse Stock Split.

If Proposal 1 is approved, the Board will have the authority, but not the obligation, to effect the Reverse Stock Split at any time prior to the one-year anniversary of the Special Meeting by filing the Certificate of Amendment with the Secretary of State of the State of Delaware. The Board also may elect to abandon the Reverse Stock Split at any time before the Certificate of Amendment becomes effective, notwithstanding stockholder approval of Proposal 1.

The Board believes that obtaining stockholder approval of a range of ratios, rather than a single fixed ratio, provides the Board with flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits of the Reverse Stock Split in light of then-current market conditions, the trading price of our Common Stock and Nasdaq listing considerations.

Background and Reasons for the Reverse Stock Split

Our primary reason for proposing the Reverse Stock Split is to increase the per-share trading price of our Common Stock and thereby improve our ability to maintain the listing of our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”).

On September 30, 2025, we effected a 1-for-10 reverse stock split of our Common Stock (the “Prior Reverse Stock Split”) when the Company was known as Renovaro Inc. Following the Prior Reverse Stock Split, the per-share trading price of our Common Stock declined below $1.00. On February 6, 2026, we received a letter from the Listing Qualifications Staff of Nasdaq notifying us that Nasdaq had determined to delist our securities because we were not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share, and we were not eligible for an additional compliance period under Nasdaq Listing Rule 5810(c)(3)(A)(iv) because we had effected the Prior Reverse Stock Split within the preceding one-year period. On February 17, 2026, Nasdaq granted our request for a hearing before the Nasdaq Hearings Panel, which was scheduled for, and held on, March 26, 2026. The delisting action has been stayed pending the Panel’s final written decision.

The Board believes that effecting the Reverse Stock Split may also improve the marketability and liquidity of our Common Stock, make our Common Stock more attractive to a broader range of institutional and other investors, and enhance our ability to access the capital markets and to attract and retain employees, directors and service providers who receive equity-based compensation.

Although the Board believes that the Reverse Stock Split could help us maintain our Nasdaq listing, there can be no assurance that the Reverse Stock Split, if effected, will increase the market price of our Common Stock in proportion to the reduction in the number of outstanding shares or that the market price of our Common Stock will remain at or above the level necessary to satisfy Nasdaq’s continued listing requirements.

Board Discretion; Ratio Selection

If Proposal 1 is approved and the Board determines to proceed with the Reverse Stock Split, the Board will select the exact ratio within the approved range and file the Certificate of Amendment at such time as the Board deems appropriate. In determining whether to implement the Reverse Stock Split and which ratio to select, the Board expects to consider, among other things, the then-prevailing market price and trading volume of our Common Stock, our ability to satisfy Nasdaq listing standards after the Reverse Stock Split, general market and economic conditions, the number of holders of our Common Stock following the Reverse Stock Split, and the anticipated impact of the selected ratio on stockholder value and marketability.

Principal Effects of the Reverse Stock Split

Reduction in outstanding shares. If the Reverse Stock Split is effected, the number of issued and outstanding shares of our Common Stock will be reduced in accordance with the selected ratio. Except for the rounding up of fractional shares described below, the Reverse Stock Split will affect all stockholders uniformly and will not alter any stockholder’s percentage ownership interest in the Company or proportionate voting power.

Authorized shares. The number of authorized shares of Common Stock will remain unchanged at 350,000,000 shares. As a result, the Reverse Stock Split will effectively increase the number of authorized but unissued shares of Common Stock available for future issuance.

Par value; listing symbol; CUSIP. The par value of our Common Stock will remain $0.0001 per share after the Reverse Stock Split. We expect our Common Stock to continue trading on Nasdaq under the symbol “LNAI,” although a new CUSIP number would be assigned to the Common Stock following the effectiveness of the Reverse Stock Split.

Equity awards, warrants and other convertible securities. Proportionate adjustments will be made, as appropriate and in accordance with the terms of the applicable instruments, to the number of shares of Common Stock issuable upon the exercise, vesting, conversion or exchange of our outstanding options, warrants, restricted stock units and other convertible or exercisable securities, as well as to the exercise or conversion prices thereof and to share reserves under our equity compensation plans.

Anti-takeover and dilution considerations. Because the number of authorized shares of Common Stock will not be reduced, the Reverse Stock Split will increase the number of authorized but unissued shares of Common Stock available for issuance. Those additional shares could be used by us in future financings, strategic transactions, equity compensation arrangements or other corporate purposes. The availability of additional authorized shares also could, under certain circumstances, make a change in control of the Company more difficult or discourage attempts by third parties to acquire control of the Company.

Current plans for authorized but unissued shares. Other than as described in this proxy statement, the Board has no current plans, proposals or arrangements to issue any of the additional authorized but unissued shares of Common Stock that would become available as a result of the Reverse Stock Split. However, the Board reserves the right, consistent with its fiduciary duties, to use such shares in the future for any proper corporate purpose, including but not limited to future financings, strategic transactions, equity compensation arrangements or other purposes, without additional stockholder approval except as may be required by applicable law or Nasdaq rules.

No going-private transaction. The Board has no present intent to effect a “going private transaction” within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934, as amended, and the Reverse Stock Split is not being proposed as the first step in any such transaction.

Illustrative Effects of the Reverse Stock Split

The following table shows, for illustrative purposes only, the approximate effect of the Reverse Stock Split on the number of outstanding shares of Common Stock based on 36,271,119 shares of Common Stock outstanding as of the Record Date and a closing price of $0.37. The actual number of post-split shares outstanding will depend on the closing price prior to the reverse split, ratio selected by the Board and the treatment of fractional shares.

Reverse Stock Split Ratio	Approximate Shares Outstanding After Split (1)	Illustrative Per-Share Price based on April 10, 2026 Closing Price of $0.37
Current	36,271,119	$0.37
1-for-3	12,090,373	$1.11
1-for-30	1,209,037	$11.10

(1) Excludes the effect of rounding up fractional shares.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Instead, any fractional share of Common Stock that would otherwise result from the Reverse Stock Split will be automatically rounded up to the next whole share of Common Stock. Accordingly, no stockholder will receive a fractional share, and no cash payment will be made in respect of any fractional share interest.

Registered stockholders holding shares in book-entry form will receive information from our transfer agent regarding their post-split holdings. Beneficial owners holding shares through a bank, broker or other nominee will have their positions adjusted in accordance with the nominee’s procedures. The rounding up of fractional shares will result in a slight increase in the number of outstanding shares beyond the number that would result from a strict mathematical application of the Reverse Stock Split ratio. The Company believes that rounding up fractional shares simplifies administration and avoids cash payments, and any resulting dilution is expected to be immaterial.

Certain Risks Associated with the Reverse Stock Split

● The Reverse Stock Split may not increase the price of our Common Stock in proportion to the reduction in the number of outstanding shares, or at all.

● Even if the Reverse Stock Split initially increases the market price of our Common Stock, the market price may decline thereafter, and we may remain unable to satisfy Nasdaq’s continued listing requirements.

● The Reverse Stock Split may reduce the liquidity of our Common Stock because fewer shares will be outstanding after the Reverse Stock Split, particularly if the market price does not increase as a result of the Reverse Stock Split.

● The effective increase in the number of authorized but unissued shares of Common Stock could be dilutive to existing stockholders if those shares are issued in the future.

Certain Material U.S. Federal Income Tax Consequences

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion does not address all holders or all tax considerations that may be relevant to a particular holder, nor does it address any state, local or non-U.S. tax consequences.

The Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split. Because fractional shares will be rounded up to the next whole share rather than cashed out, no taxable event is expected to arise from the treatment of fractional shares. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split generally should equal the aggregate tax basis of the shares of Common Stock surrendered, and the holding period for the post-split shares generally should include the holding period for the pre-split shares surrendered. The tax basis of any additional fractional share received as a result of rounding up will be zero.

Holders are urged to consult their own tax advisors regarding the specific tax consequences of the Reverse Stock Split in light of their particular circumstances.

Vote Required

Under Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”), Proposal 1 will be approved if, at a meeting duly called and held, the votes cast FOR Proposal 1 exceed the votes cast AGAINST Proposal 1, provided that two conditions are satisfied at the time the Certificate of Amendment becomes effective: (i) the Common Stock is listed on a national securities exchange immediately before the amendment becomes effective, and (ii) the Company meets the applicable listing standard of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective. For purposes of Section 242(d)(2), the Company expects that the applicable Nasdaq requirement relates to the minimum number of public holders for continued listing on the Nasdaq Capital Market. The Company will determine the applicable voting standard prior to filing the Certificate of Amendment and will not proceed with the Reverse Stock Split unless the applicable stockholder approval standard has been satisfied. The Company does not intend to rely on this voting standard and file the Certificate of Amendment unless it reasonably believes that the conditions of Section 242(d)(2) of the DGCL are satisfied at the time of effectiveness.

Important Note Regarding Voting Standard: As described under “Risk Factors” and “Background and Reasons for the Reverse Stock Split,” the Company is currently subject to a Nasdaq delisting determination, and the Nasdaq Hearings Panel hearing was held on March 26, 2026. If the Company’s Common Stock is delisted from Nasdaq before the Certificate of Amendment becomes effective, the conditions of Section 242(d)(2) of the DGCL will not be satisfied, and the voting standard will default to Section 242(b)(1) of the DGCL, which requires the affirmative vote of holders of a majority of all outstanding shares of Common Stock entitled to vote. Under that higher standard, abstentions and shares not voted (including broker non-votes, if any) would have the same effect as votes AGAINST Proposal 1. Stockholders should be aware that the applicable voting standard may depend on the Company’s listing status at the time the Board files the Certificate of Amendment with the Delaware Secretary of State.

Abstentions and broker non-votes, if any, will have no effect on Proposal 1 because they are not treated as votes cast for purposes of the applicable vote standard.

Board Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 - ADJOURNMENT PROPOSAL

General

The Company is asking its stockholders to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1. If Proposal 2 is approved, the persons named as proxies may adjourn the Special Meeting to a later date or dates and use the additional time to solicit additional proxies in favor of Proposal 1.

If sufficient votes have been received to approve Proposal 1 at the time of the Special Meeting, the Company does not currently intend to seek approval to adjourn the Special Meeting to solicit additional proxies.

Vote Required

Under Delaware law, Proposal 2 will be approved if the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is obtained at the Special Meeting. Abstentions will have the same effect as votes AGAINST Proposal 2.

Board Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

MARKET PRICE AND DIVIDEND INFORMATION

Our Common Stock is listed on Nasdaq under the symbol “LNAI.” On April 10, 2026, the closing sale price of our Common Stock as reported on Nasdaq was $0.37 per share. We have never declared or paid cash dividends on our Common Stock and do not anticipate paying cash dividends in the foreseeable future. The payment of any future dividends will be at the discretion of the Board and will depend on our results of operations, financial condition, capital requirements and other factors the Board deems relevant.

RISK FACTORS

In deciding how to vote on the proposals described in this proxy statement, you should carefully consider the risks described in this proxy statement, including the risks discussed under “Proposal 1 - Reverse Stock Split Proposal.” You also should consider the risks described in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2025.

The Reverse Stock Split may not achieve its intended objectives, including maintaining our Nasdaq listing, increasing the market price of our Common Stock or improving liquidity and marketability. In addition, because the number of authorized shares of Common Stock will remain unchanged, the Reverse Stock Split will increase the number of authorized but unissued shares available for future issuance, which could be dilutive to existing stockholders. Even if the Reverse Stock Split results in compliance with Nasdaq’s minimum bid price requirement, the Company may remain subject to delisting if it fails to satisfy other continued listing requirements, including stockholder distribution requirements, market value thresholds or Nasdaq’s discretionary authority under its qualitative listing standards. If the Company is delisted from Nasdaq, its Common Stock may trade on the over-the-counter market, which could adversely affect liquidity, market price and investor interest. Nasdaq also has broad discretionary authority to delist securities even if quantitative standards are met.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally may be identified by words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, among other things, statements regarding the proposed Reverse Stock Split, the anticipated effects of the Reverse Stock Split, our ability to maintain compliance with Nasdaq listing requirements, the timing of the Reverse Stock Split, and our future plans and objectives.

Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. You should not place undue reliance on forward-looking statements. Except as required by applicable law, we disclaim any obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 10, 2026 by (i) each person known by us to beneficially own more than 5% of our outstanding Common Stock, (ii) each of our directors and named executive officers, and (iii) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and securities that a person has the right to acquire within 60 days.

The percentages in the table below are based on 36,271,119 shares of Common Stock outstanding as of April 10, 2026, plus, for each person or group, any securities that such person or group has the right to acquire within 60 days after April 10, 2026.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
David Weinstein	145,000	*
Nathen Fuentes	15,625	*
James A. McNulty	12,096	*
Douglas W. Calder	12,096	*
Mark A. Collins, Ph.D.	12,096	*
All current directors and executive officers as a group (5 persons)	196,913	0.5%
Paseco ApS (2)	4,428,095	11.8%
Laksya Ventures, LLC (3)	2,961,118	8.0%
William Anderson Wittekind (4)	1,813,325	5.0%
Rene Sindlev (5)	1,954,968	5.4%

* Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and securities that a person has the right to acquire within 60 days.

(2) Address of Paseco ApS: Vedbaek Strandvej 506, Vedbaek 2950, Denmark.

(3) Address of Laksya Ventures, LLC.: 550 Okeechobee Blvd. West Palm Beach, FL 33401, United States.

(4) Address of William Anderson Wittekind: 8581 Santa Monica Blvd., #317, West Hollywood, California 90069.

(5) Address of Rene Sindlev: Stumpedyssevej 17, 2970 Hørsholm, Denmark.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1 or Proposal 2 that is not shared by all other holders of the Company’s Common Stock. The Reverse Stock Split, if effected, will affect all holders of Common Stock uniformly and will not alter any stockholder’s percentage ownership interest in the Company or proportionate voting power (subject only to the rounding up of fractional shares).

NO APPRAISAL RIGHTS

Under the Delaware General Corporation Law, our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, our stockholders are not entitled to appraisal or dissenter’s rights with respect to Proposal 1 or Proposal 2.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters other than those described in this proxy statement that will be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy card intend to vote the shares represented by the proxies in accordance with their judgment.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This practice, known as “householding,” can reduce printing and mailing costs. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please contact your bank, broker or other nominee or contact us at ir@lunaibioworks.com.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. SEC filings are available to the public at the SEC’s website at www.sec.gov. Our SEC filings also are available on our corporate website. Information contained on, or accessible through, our website is not incorporated by reference into this proxy statement and does not constitute a part of these proxy materials.

If you have questions regarding the Special Meeting or would like additional copies of any of the documents referred to in this proxy statement, please contact Lunai Bioworks, Inc., 3400 Cottage Way, Suite G2, #3256, Sacramento, California 95825, Attention: Investor Relations, email: ir@lunaibioworks.com.

By Order of the Board of Directors

/s/ David Weinstein

David Weinstein

Chief Executive Officer and Director

April 14, 2026

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

OF LUNAI BIOWORKS, INC.

Lunai Bioworks, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The Board of Directors of the Corporation duly adopted resolutions setting forth this Certificate of Amendment, declaring this Certificate of Amendment advisable and directing that it be submitted to the stockholders of the Corporation for approval.

2. This Certificate of Amendment was duly approved by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. Article FIFTH of the Corporation’s Certificate of Incorporation, as amended, is hereby amended by adding the following paragraph at the end thereof:

“Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment, each [that whole number no less than three and no greater than 30, as determined by the Board of Directors of the Corporation, in its sole discretion] shares of Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the holders thereof, be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The exact reverse stock split ratio shall be determined by the Board of Directors of the Corporation within the range approved by the Corporation’s stockholders and shall be publicly announced by the Corporation prior to the Effective Time. No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Any fractional share of Common Stock that would otherwise result from the Reverse Stock Split shall be automatically rounded up to the next whole share of Common Stock. Each certificate that, immediately prior to the Effective Time, represented shares of Common Stock (“Old Certificates”), if any, shall thereafter represent the number of whole shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined, subject to the rounding up of fractional shares as provided herein, until the holder thereof has surrendered the Old Certificates in accordance with the procedures established by the Corporation or its transfer agent.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of __________, 2026.

LUNAI BIOWORKS, INC.

By:
Name:	David Weinstein
Title:	Chief Executive Officer

ANNEX B

ILLUSTRATIVE FORM OF PROXY CARD

LUNAI BIOWORKS, INC.

Special Meeting of Stockholders

May 4, 2026 at 9:00 a.m. Eastern Time

This proxy is solicited on behalf of the Board of Directors of Lunai Bioworks, Inc.

The undersigned hereby appoints David Weinstein, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Lunai Bioworks, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on May 4, 2026 at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/LNAI2026SM and at any adjournment or postponement thereof, upon the matters set forth below and in the proxy statement and, in the proxy’s discretion, upon such other matters as may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

Proposal	FOR	AGAINST	ABSTAIN
Proposal 1. Reverse Stock Split Proposal. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the option of the Board, a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-3 to 1-for-30, inclusive, with the exact ratio to be determined by the Board in its sole discretion and publicly announced before the effective time of the reverse stock split.	☐	☐	☐
Proposal 2. Adjournment Proposal. To approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears on your proxy card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If a corporation or partnership, sign in the full corporate or partnership name by an authorized officer.

Signature	Date

Signature (if held jointly)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This Proxy Statement and the accompanying form of proxy card are available at www.proxyvote.com.

Voting Instructions

Vote by Internet: Go to www.proxyvote.com and follow the instructions provided on your proxy card or voting instruction form.

Vote by Telephone: Call 1-800-690-6903 and follow the recorded instructions.

Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Internet and telephone voting will be available until 11:59 p.m., Eastern Time, on May 3, 2026.